UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 09, 2025
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200
Flower Mound, Texas 75028
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:	(972)	471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $0.0001 per share	MTEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2025, Mannatech, Incorporated (the “Company”) entered into three separate Loan Extension Agreements (the “Extension Agreements”) pertaining to the three separate unsecured Loan Agreement and Promissory Notes dated April 23, 2024 (“Promissory Notes”) with three related parties, who are all current members of the Company’s Board of Directors and stockholders of the Company, in an aggregate principal amount of $3.6 million (of which $2.9 million remains outstanding after the Company prepaid $0.7 million on November 30, 2024). The lenders are J. Stanley Fredrick, Chairman of the Board and our largest shareholder, Tyler Rameson, our second largest shareholder, and Kevin Robbins. Tyler Rameson lent the money through his firm, Jade Capital LLC, where he is the managing member. The purpose of the extension is to provide additional time for the Company to utilize the funds for general working capital needs.

Pursuant to the terms of the Extension Agreements, each note is now due in full on March 31, 2027. The Company retains the right to prepay all or a portion of the Promissory Notes at any time without premium or penalty. Other than the extension of the due date, the terms of the Promissory Notes remain the same. The full text of the Promissory Notes were filed as Exhibits 10.17, 10.18, and 10.19 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 29, 2024.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description
10.17a*	Loan Agreement and Promissory Note Extension with Jade Capital, signed September 9, 2025.

10.18a*	Loan Agreement and Promissory Note Extension with J. Stanley Fredrick, signed September 9, 2025.

10.19a*	Loan Agreement and Promissory Note Extension with Kevin Robbins, signed September 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2025
MANNATECH, INCORPORATED
By:	/s/ Landen Fredrick
Landen Fredrick
Chief Executive Officer and Interim CFO